Team, Inc. Common Stock and Voting Rights	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Accounting Policy [Line Items]
Team, Inc. Common Stock and Voting Rights	Team, Inc. Common Stock Voting Rights At December 31, 2025 and 2024, the Plan held 485,945 and 488,540 shares of Team’s common stock, respectively. Participants may own units equivalent to the shares held by the Plan. Each participant is entitled to exercise voting rights to shares allocated to his or her account and is notified by the Company prior to the time that such rights may be exercised. The Trustee is not permitted to vote any allocated share for which instructions have not been given by a participant. The Trustee, as directed by the Company, votes any unallocated shares on behalf of the collective best interest of the participants and beneficiaries.